Exhibit 10.1

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

FIRST BANK OF DELAWARE
1000 Rocky Run Parkway
Wilmington, Delaware 19803-1455

June 14, 2005

Dollar Financial Group, Inc.
1436 Lancaster Avenue — Suite 310
Berwyn, Pennsylvania 19312-1288

          Re: Amendment of Marketing and Servicing Agreement

     Reference is made hereby to the Marketing and Servicing Agreement between us dated October 18, 2002 (the “Agreement”). As used herein, unless the context otherwise requires, all capitalized terms have the meanings ascribed to them in the Agreement.

     Exhibit “A” and any amendments thereto is hereby replaced in its entirety with the attached new Exhibit “A.”

     Section 4(h) of the Agreement is amended by deleting “[**]” in each place where it occurs and inserting “[**]”in lieu thereof. Commencing six months from the date of this letter, Lender will semiannually reevaluate the amount of [**] required under Section 4(h) and adjust it based on Loans outstanding and services provided by Servicer.

     Servicer will purchase all borrower forbearance agreements entered into by Lender [**]. The purchase price of such agreements will be paid by Servicer to Lender through the daily settlement process.

     Dollar and its affiliates may issue a press release with respect hereto and may disclose this Amendment to the extent required by the Securities Exchange Act of 1934.

     Except as amended hereby, the Agreement is unmodified and shall remain in full force and effect.

Very truly yours, FIRST BANK OF DELAWARE
By:	/s/ Alonzo Primus
Alonzo Primus
Executive Vice President

Accepted and agreed to this 14th day of
June, 2005:

DOLLAR FINANCIAL GROUP, INC.
By:	/s/ D.F. Gayhardt
Donald F. Gayhardt
President

** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit “A”

(As Revised June 14, 2005)

Pricing

Finance Charge to Borrowers

     BANK intends to charge each Borrower a Finance Charge equal to the following dollar amounts per $100 of principal advanced, based on the residence of the Borrower:

     [**]

Fees

     The Fees shall be, in respect of each $100 of principal advanced:

     [**]

Deductions

     [**]

Target Loss Rate

     The Target Loss Rate is:

     [**]

     (Reference in this exhibit to particular [**] shall not be deemed to constitute an acknowledgement by BANK that the conditions set forth in the Agreement to the conduct by DOLLAR of marketing and servicing activities in such [**] have been satisfied.)

** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.